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       I.  CHOICE OF FORUM.  Choice of Law. This Agreement shall be construed under and in accordance with the laws of the State of California. All obligations created under this Agreement are performable in California.

       J. ARBITRATION. Should a dispute arise between the parties concerning their rights or duties under this Agreement, the dispute shall be arbitrated under the commercial arbitration rules of the American Arbitration Association.

       K. ATTORNEY'S FEES. Should any litigation or arbitration be commenced between the parties hereto or their personal representatives concerning any provision of this Agreement, or the rights or duties of any person litigation or arbitration shall be entitled to in addition to such other relief as may be granted, a reasonable sum as an attorney's fee. Assembly contract to be executed by its authorized representatives effective as of the date indicated of signing.


                                                /s/  JONATHAN MARKILES
                                            ------------------------------
                                                  Jonathan Markiles
                                                 CHAIRMAN OF THE BOARD
                                             TAG IT DE MEXICO, S.A. DE C.V.



        /s/  COLIN DYNE
----------------------------------
      CHAIRMAN OF THE BOARD
  TAG IT, INC., LOS ANGELES, CA


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